                                                                   EXHIBIT 10.44

                                 AMENDMENT NO. 1
                          SECURITIES PURCHASE AGREEMENT

            This Amendment No. 1 (this "Amendment") is made as of June 17, 1999 and to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of December 10, 1998 by and among Geron Corporation, a Delaware corporation, Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company, Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership, LB I Group Inc., a Delaware corporation and RGC International Investors, LDC, a Cayman Islands limited duration company.

            WHEREAS the parties hereto are parties to the Securities Purchase Agreement and desire to amend the terms of the Securities Purchase Agreement as provided herein.

            NOW THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and the promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

            1. Capitalized Terms. Capitalized terms used herein but not defined herein have the meanings given to them in the Securities Purchase Agreement.

            2. Amendments to the Securities Purchase Agreement. Pursuant to
Section 5.4, the parties hereto agree to the following amendments:

            (a) The first paragraph of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with "THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of December 10, 1998, among Geron Corporation, a Delaware corporation (the "Company"), Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited"), Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson LP"), Brown Simpson-ORD Investments LLC, a New York limited liability company ("Brown Simpson-ORD"), LB I Group Inc., a Delaware corporation ("LB Group") and RGC International Investors, LDC, a Cayman Islands limited duration company ("RGC"). Brown Simpson Limited, Brown Simpson LP, Brown Simpson-ORD, LB Group and RGC are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers."

            (b) As of the date hereof, Schedule I to the Securities Purchase Agreement is hereby updated in its entirety with Schedule I attached hereto.

            (c) As of the date hereof, Schedule II to the Securities Purchase Agreement is hereby updated in its entirety with Schedule II attached hereto.

            (d) As of the date hereof, the Schedules to the Securities Purchase Agreement referenced throughout its Section 2.1 are hereby updated in their entirety with the Amended and Restated Schedules attached hereto.

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            3. Entire Agreement. This Amendment, together with the Securities
Purchase Agreement, contains the entire agreement of the parties with respect to the subject matter hereof and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodies herein shall be of any force or effect.

            4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

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            IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.

                                        GERON CORPORATION

                                        By:    /s/ David Greenwood
                                               ---------------------------------
                                        Name:  David Greenwood
                                        Title: Vice President of Corporate
                                                 Development and Chief Financial
                                                 Officer

                                        BROWN SIMPSON STRATEGIC
                                        GROWTH FUND, LTD.

                                        By:    /s/  Mitchell Kaye
                                               ---------------------------------
                                        Name:       Mitchell Kaye
                                        Title:      Principal
                                        Residence:  Grand Cayman, Cayman Islands


                                        BROWN SIMPSON STRATEGIC
                                        GROWTH FUND, L.P.

                                        By:    /s/ Mitchell Kaye
                                               ---------------------------------
                                        Name:      Mitchell Kaye
                                        Title:     Principal
                                        Residence: New York, New York


                                        LB I GROUP INC.

                                        By:  /s/   Steven Berkenfeld
                                             -----------------------------------
                                        Name:      Steven Berkenfeld
                                        Title:     Senior Vice President
                                        Residence: New York, New York



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

                                        RGC INTERNATIONAL INVESTORS, LDC

                                        By: Rose Glen Capital Management, L.P.,
                                            Investment Manager

                                            By:  RGC General Partner Corp.,
                                                 as General Partner

                                        By:  /s/   Wayne D. Bloch
                                             -----------------------------------
                                        Name:      Wayne D. Bloch
                                        Title:     Managing Director
                                        Residence: Grand Cayman, Cayman Islands


                                        AGREED TO AND ACKNOWLEDGED THIS
                                        17th DAY OF JUNE, 1999:


                                        BROWN SIMPSON-ORD INVESTMENTS LLC

                                        By:  /s/    Richard Cayne
                                             -----------------------------------
                                        Name:       Richard Cayne
                                        Title:
                                        Residence:  New York, New York


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
                                             Schedule I

                          Principal                           Principal
                          Amount of                           Amount of
                          Convertible                         Convertible
                          Debentures at                       Debentures at
                          Tranche A        No. of Tranche     Tranche B          No. of Tranche B
Name of Purchaser         Closing Date     A Warrants         Closing Date       Warrants(1)
-------------------       --------------   ---------------    --------------     ----------------
Brown Simpson
Strategic Growth
Fund, Ltd.                $1,050,000          87,500           $1,050,000             87,500

Brown Simpson
Strategic Growth
Fund, L.P.                $  450,000          37,500           $  450,000             37,500

Brown Simpson-ORD
Investments LLC           $  500,000          41,667           $  500,000             41,667

LB I Group Inc.           $3,000,000         250,000           $3,000,000            250,000

RGC International
Investors, LDC            $2,500,000         208,333           $2,500,000            208,333

--------

(1) As may be adjusted from time to time in accordance with and subject to paragraph 6 of the Warrant.


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                                   Schedule II

Name of Purchaser                                 Address
-----------------                                 -------
Brown Simpson Strategic Growth Fund, Ltd.         152 West 57th Street, 40th Floor
                                                  New York, New York 10019
                                                  Attn:  Paul Gustus
                                                  Fax: (212) 247-1329

Brown Simpson Strategic Growth Fund, L.P.         152 West 57th Street, 40th Floor
                                                  New York, New York 10019
                                                  Attn:  Paul Gustus
                                                  Fax: (212) 247-1329

Brown Simpson-ORD Investments LLC                 [152 West 57th Street, 40th Floor
                                                  New York, New York 10019
                                                  Attn:  Paul Gustus
                                                  Fax: (212) 247-1329]


LB I Group Inc.                                   c/o Lehman Brothers, Inc.
                                                  3 World Financial Center
                                                  New York, New York  10285
                                                  Attn:  Kevin Jenirs
                                                  Fax:  (212) 526-2198

RGC International Investors, LDC                  c/o Rose Glen Capital Management, L.P.
                                                  3 Bala Plaza East, Suite 200
                                                  251 Saint Asaphs Road
                                                  Bala Cynwyd, PA  19004
                                                  Attn:  Wayne D. Bloch
                                                  Fax:  (620) 617-0570


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